STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: September 8, 2015

POSITRON CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-24092	76-0083622
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

530 Oakmont Lane, Westmont, Illinois		60559
(Address of Principle Executive Offices)		(Zip Code)

(317) 576-0183

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under Section Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

On September 8, 2015 Positron Corporation (the “Company”) was served with a petition for Involuntary Bankruptcy in the U.S. Bankruptcy Court, Northern District of Texas by three parties alleging to be creditors of the Company, requesting relief from the Bankruptcy Court under Chapter 11 of the U.S. Bankruptcy Code. The Company intends to vigorously oppose the petition and move for dismissal of the filing on the grounds that the subject petition failed to state facts sufficient to invoke an involuntary bankruptcy and was not filed by the required number of petitioning creditors with debts not subject to bona fide dispute. There can be no assurance that the Company will be successful in this action.

SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POSITRON CORPORATION

Date: September 11, 2015	By:	/s/ Corey N. Conn
Name: Corey N. Conn
Title: Chief Financial Officer